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                                 EXHIBIT 10.14
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                          EQUIPMENT PROMISSORY NOTE II
                          ----------------------------


$500,000.00                                                Hartford, Connecticut
                                                               February 28, 1995



     FOR VALUE RECEIVED, EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with its chief executive office at 1790 New Britain Avenue, Farmington, Connecticut 06032 (hereinafter called the "BORROWER"), promises to pay to the order of SHAWMUT BANK CONNECTICUT, N.A., a national banking association (hereinafter called the "LENDER"), at its office at 777 Main Street, MSN 240, Hartford, Connecticut 06115 or at such other place as the holder of this Note may from time to time designate in writing, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00), or such lesser amount as has been advanced and remains outstanding under this Note, with interest (computed as hereinafter set forth) from the date hereof until this Note is fully paid. The interest rate shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days in each period for which interest is charged.

     Notwithstanding any other provision to the contrary set forth herein, if at any time implementation of any provision hereof shall raise the interest rate hereon above the lawful maximum, if any, in effect from time to time in the applicable jurisdiction, then such interest inadvertently collected shall be deemed to be a partial prepayment of principal and so applied.

     Interest shall accrue on each advancement from the date of same and on all unpaid balances thereafter existing from time to time until January 31, 1996. Accrued interest shall be payable monthly, in arrears, commencing April 1, 1995 and continuing on the first day of each successive month thereafter through and including January 1, 1996. Interest which accrues hereunder from January 1, 1996 through and including January 31, 1996 shall be due and payable on January 31, 1996. Interest from the date hereof through January 31, 1996 shall be charged at a per annum rate equal to the Base Rate plus one-half (1/2) point (the "VARIABLE RATE"). In the event the Base Rate prevailing on the date hereof is subsequently increased or decreased, then, as of the date of change, an increase or decrease will be made in the Variable Rate so that the Variable Rate shall at all times be one-half (1/2) point in excess of the Base Rate; provided, however, that at no time shall the Variable Rate be more than the rate of interest permitted by the law governing this Note. The "BASE RATE" is herein defined to mean the interest rate announced from time to time by the Lender as its base


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rate. The Base Rate is not necessarily the lowest rate available. On the date hereof the Base Rate is 8.50%.

     At any time prior to January 31, 1996 (the "MATURITY DATE"), the Borrower may convert the interest rate payable hereunder to a fixed rate ("FIXED RATE") equal to (1) two hundred twenty-five (225) basis points over the Lender's cost of funds rate, which cost of funds rate will be based on the number of months remaining until the Maturity Date, calculated three (3) business days prior to the effective date of such interest rate conversion or (2) the LIBOR Rate quoted by the Lender two (2) business days prior to the interest period agreed upon between the Borrower and the Lender (the "INTEREST PERIOD") for the offering by prime commercial banks to other prime commercial banks in the interbank Eurodollar market of dollar deposit for a period equal to the Interest Period. The LIBOR Rate shall be increased by the marginal reserve percentages as prescribed by the Board of Governors of the Federal Reserve System for determining reserve requirements for the Lender for Eurodollar deposits having a maturity equal to the Interest Period.

     If the interest rate in effect under this note is the Variable Rate, the Borrower may prepay this Note in whole or in part at any time without penalty. All such prepayments shall be applied on account of principal remaining unpaid and shall be accompanied by payment of unpaid late charges and accrued and unpaid interest, if any, thereon. All partial prepayments of principal shall be credited to the unpaid principal of this Note in the inverse order of maturity and shall not affect the Borrower's obligation to make the regular installments required hereunder until this Note is fully paid.

     If the interest rate in effect under this Note is a Fixed Rate, the Borrower may not prepay this Note except as set forth in this paragraph. Under no circumstances may there by a partial prepayment of this Note. The Borrower may prepay only the entire unpaid balance of this Note upon payment of such amounts, as determined by the Lender, in its sole and absolute discretion, as may be necessary to reimburse the Lender for any losses and expenses incurred by the Lender as a result of prepayment of this Note, including without limitation any losses (including loss of anticipated profits) and expenses incurred by reason of the liquidation or re-employment of deposits or other funds acquired by the Lender to fund or maintain this Note. The Borrower hereby acknowledges that in reliance upon this agreement, the Lender has made certain commitments of funds upon the terms and conditions of this Note. In the event that this Note is accelerated for any reason whatsoever by the Lender, such payment of the Lender's losses and expenses shall be paid by the Borrower.


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     All advances under this Note are made pursuant to the terms and conditions of that certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 1, 1995 between the Borrower and the Lender (the "LOAN AGREEMENT"). No further advances under this Note will be made after January 31, 1996.

     Commencing on February 1, 1996, interest on the unpaid principal balance of this Note shall be charged at a rate equal to either (a) the Variable Rate; (b) a fixed rate equal to two hundred twenty-five (225) basis points over the Lender's cost of funds rate, calculated three (3) business days prior to the effective date of such interest rate conversion; or (c) the LIBOR Rate quoted by the Lender two (2) business days prior to the interest period agreed upon between the Borrower and the Lender (the "INTEREST PERIOD") for the offering by prime commercial banks to other prime commercial banks in the interbank Eurodollar market of dollar deposit for a period equal to the Interest Period. The LIBOR Rate shall be increased by the marginal reserve percentages as prescribed by the Board of Governors of the Federal Reserve System for determining reserve requirements for the Lender for Eurodollar deposits having a maturity equal to the Interest Period. The amount of the unpaid principal balance of this Note which may be converted to the LIBOR Rate shall be determined by the Lender in its reasonable discretion. The Borrower shall elect the method of computing the interest rate and give the Lender written notice of its election on or before December 31, 1995. If the Borrower shall fail to give the Lender notice of its election, then the interest rate shall be deemed to be the Variable Rate. The Lender will notify the Borrower of the amount of the monthly installments of principal to be paid until maturity. The failure of the Lender to give such notice in a proper or timely manner, or any errors contained in such notice, shall not relieve the Borrower from its obligations hereunder.

     This Note shall be payable ON DEMAND, but if not sooner demanded, payments of principal shall be made in sixty (60) successive monthly installments as follows:

     Fifty-nine (59) successive monthly installments, each in an amount sufficient to pay by January 31, 2001 in full the entire outstanding principal balance of this Note as of January 31, 1996 in substantially equal monthly installments, commencing March 1, 1996 and continuing on the first day of each successive month thereafter through and including December 1, 2000, with the final and sixtieth (60th) installment being due and payable on January 31, 2001, such installment being an amount equal to the balance of all unpaid principal and accrued interest.


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     Accrued interest on the entire outstanding balance under this Note as of
January 31, 1996 shall be payable monthly, in arrears, commencing February 1, 1996 and continuing on the first day of each successive month thereafter, until all sums due under this Note have been fully paid.

     If the Lender shall deem applicable to this Note (including the borrowed and the unused portion thereof) any requirement of any law of the United States of America, any regulation, order, interpretation, ruling, official directive or guideline (whether or not having the force of law) of the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation or any other board or governmental or administrative agency of the United States of America which shall impose, increase, modify or make applicable thereto or cause to be included in, any reserve, special deposit, calculation used in the computation of regulatory capital standards, assessment or other requirement which imposes on the Lender any cost that is attributable to the maintenance thereof, then, and in each such event, the Borrower shall promptly pay the Lender, upon its demand, such amount as will compensate the Lender for any such cost, which determination may be based upon the Lender's reasonable allocation of the aggregate of such costs resulting from such events. In the event any such cost is a continuing cost, a fee payable to the Lender may be imposed upon the Borrower periodically for so long as any such cost is deemed applicable to the Lender, in an amount determined by the Lender to be necessary to compensate the Lender for any such cost. The determination by the Lender of the existence and amount of any such cost shall, in the absence of manifest error, be conclusive.

     To the extent allowed by applicable law, after the occurrence of an Event of Default, all outstanding principal and unpaid interest shall bear, until paid, interest at a rate per annum (the "DEFAULT RATE") equal to one (1) point above the interest rate specified above.

     The Lender may collect a "late charge" equal to five percent (5%) of any installment of interest or principal, or of any taxes, assessments and insurance paid by the Lender which is not paid or reimbursed by the Borrower within fifteen (15) days of the due date thereof to cover the extra expense involved in handling such delinquent payment.

     All payments will be applied first to the payment of late charges, then to accrued and unpaid interest and the balance on account of the unpaid principal of this Note.


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     The Borrower may prepay this Note in whole or in part at any time without penalty. All such prepayments shall be applied on account of principal remaining unpaid and shall be accompanied by payment of unpaid late charges and accrued and unpaid interest, if any, thereon. All partial prepayments of principal shall be credited to the unpaid principal of this Note in the inverse order of maturity and shall not affect the Borrower's obligation to make the regular installments required hereunder until this Note is fully paid.

     All sums due under this Note shall be payable together with all lawful taxes and assessments levied thereon, or upon this Note, or upon the holder hereof with respect to the same, and together with the reasonable fees of the attorney of the said holder of this Note and all costs and expenses if this Note is placed in the hands of an attorney for collection or in any proceeding instituted to collect said sums, to foreclose, or to protect or sustain the lien of any security which may be given to secure the payment of this Note, or in any litigation or controversy arising from or connected with this Note and any mortgage or security agreement securing the same.

     The happening of any of the following events or conditions shall constitute an "EVENT OF DEFAULT" under this Note:

     1. Failure to make when due any payment of principal or interest or any sum due under this Note when the same shall be due and payable.

     2. The occurrence of an Event of Default, notice of termination or demand for payment under the Loan Agreement.

     Upon and after an Event of Default, the whole of said indebtedness, both principal and interest, and including any other sums which may become due under this Note, shall, at the option of the holder of this Note, immediately become due and payable without presentment, demand, protest, notice of protest, or other notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower.

     The Borrower agrees that no delay or failure on the part of the holder in exercising any power, privilege, remedy, option or right hereunder shall operate as a waiver thereof or of any other power, privilege, remedy or right; nor shall any single or partial exercise of any power, privilege, remedy, option or right hereunder preclude any other or future exercise thereof or the exercise of any other power, privilege, remedy, option or right. The rights


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and remedies expressed herein are cumulative, and may be enforced successively, alternately, or concurrently and are not exclusive of any rights or remedies which holder may or would otherwise have under the provisions of all applicable laws, and under the provisions of all agreements between the Borrower and the Lender.

     The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assents to any extension or postponement of the time of payment or any other indulgence and/or to the addition or release of any party or person primarily or secondarily liable.

     The Borrower gives the Lender a lien and right of setoff for all of the Borrower's liabilities upon and against the Borrower's deposits, credits and property now or hereafter in the possession or control of the Lender or in transit to it. The Lender may, at any time, apply the same or any part thereof to any of the Borrower's liability, though unmatured, without notice and without first resorting to any other collateral.

     The Borrower hereby represents, covenants and agrees that the proceeds of the loan evidenced by this Note shall be used for general commercial purposes.

     THE BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER IN CONNECTION WITH ANY AND ALL PREJUDGMENT REMEDIES TO WHICH THE HOLDER HEREOF MAY BE ENTITLED UNDER ANY PROVISION OF FEDERAL OR STATE LAW.

     The Borrower hereby waives the right to trial by jury in any action or proceeding of any kind or nature in any court in which an action may be commenced arising out of this Note or any assignment thereof or by reason of any other cause or dispute between the Borrower and the Lender.

     The Borrower hereby further agrees that the following courts:

     State Court    -  Any state or local court of the State of Connecticut.

     Federal Court  -  United States District Court for the District of
                       Connecticut.

or at the option of the Lender, any court in which the Lender shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, shall have exclusive jurisdiction to hear and determine any claims or disputes be


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tween the Borrower and the Lender pertaining directly or indirectly to this Note or to any matter arising in connection with this Note. The Borrower expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced in such courts, hereby waiving personal service of the summons and complaint, or other process or papers issued therein, and agreeing that service of such summons and complaint, or other process or papers, may be made by registered or certified mail addressed to the Borrower at the address set forth herein. Should the Borrower fail to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing thereof, it shall be deemed in default and an order and/or judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Note to enforce the same in any appropriate jurisdiction.

     This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

     This Note is the Equipment Promissory Note referred in, and is entitled to the benefits of, the Loan Agreement. This Note is secured by security interests in the Borrower's accounts receivable, etc., inventory and fixtures, machinery and equipment, and by a mortgage on certain real property located on New Britain Avenue, Farmington, Connecticut, and the holder of this Note is entitled to the benefits of said security interests and mortgage.


                                        EDAC TECHNOLOGIES CORPORATION



                                        By:______________________________
                                             Glenn L. Purple
                                             Its Vice President
                                             Duly Authorized






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